UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2006

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	000-30646	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 2— Financial Information
Item 2.02 Results of Operations and Financial Condition.

On October 6, 2006, Industrial Enterprises of America, Inc. (the “Company”) issued a press release announcing an update to the status of its 2006 Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, which press release provided detail not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Section 4--- Matters Related to Accountants and Financial Statements
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The information disclosed above in Item 2.02 is incorporated herein by reference.

Effective as of October 6, 2006, authorized officers of the Company concluded that the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2006 should no longer be relied upon because the financial statements need to be restated with respect to the accounting treatment of certain convertible debenture agreements which the Company entered into during the first and third quarters of its 2006 fiscal year. The decision has delayed the preparation of the financial statements related to the Company's Annual Report on Form 10-KSB, as discussed in the press release attached as Exhibit 99.1.

Section 7 —Regulation FD
Item 7.01 Regulation FD Disclosure.

The information disclosed above in Items 2.02 and 4.02 is incorporated herein by reference.

The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports of the Company and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Industrial Enterprises of America Inc. dated October 6, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

October 11, 2006
By:	/s/ James W. Margulies
Name:	James W. Margulies
Title:	Chief Financial Officer

Industrial Enterprises of America Updates Status of Financial Reports

Friday October 6, 10:03 am ET

NEW YORK, Oct. 6, 2006 (PRIMEZONE) -- Industrial Enterprises of America, Inc. (OTC BB:IEAM.OB - News), a specialty automotive aftermarket supplier, today updated the status of its 2006 Form 10-KSB filing.

Although the Company's audit for 2006 is effectively complete, the Company is unable to file its 2006 Form 10-KSB because of an issue recently raised by the Company's PCAOB auditors while reviewing the Company's restatement of the Company's Form 10-QSB for the Quarter ended March 31, 2006. The issue revolves around convertible debenture agreements with various debt features that include detachable warrants which the Company entered into during the First and Third Quarters of 2006. The Company's auditors have asked the Company to research whether these debentures are derivative securities and to value and book such debentures as appropriate. The Company is seeking appropriate help in such research and is working to resolve this matter as expeditiously as possible.

James Margulies, Chief Financial Officer of Industrial Enterprises of America, Inc., commented, ``We are determined to take the most conservative approach to this issue. The result of this approach will be a non-cash hit to the Company's Income Statement for the prior quarters in which the debentures were entered. The resulting non-cash entries due to the resolution of this issue will have no impact on the Company's strong Fourth Quarter and fiscal year results. Additionally, this matter will have no effect on the 2007 fiscal year, and the Company continues to have confidence in the earnings guidance previously provided for fiscal year 2007.''

Once this matter is resolved, the Company will be filing its Amended Form 10-QSB for the Quarter ended March 31, 2006, and the Form 10-KSB will follow soon afterward. It is expected that the research, review and audit of this issue could take up to 10 business days.

About Industrial Enterprises of America, Inc.

Industrial Enterprises of America, Inc., headquartered in New York, NY, is an automotive aftermarket supplier that specializes in the sale of anti-freeze, auto fluids, charcoal fluids, and other additives and chemicals. The company has distinct proprietary brands that collectively serve the retail, professional, and discount automotive aftermarket channels.

Except for the historical information contained herein, the matters discussed in this press release may include forward-looking statements or information. All statements, other than statements of historical fact, including, without limitation, those with respect to the objectives, plans and strategies of Industrial Enterprises of America set forth herein and those preceded by or that include the words “believes”, “expects”, “given”, “targets”, “intends”, “anticipates”, “plans”, “projects”, “forecasts” or similar expressions, are forward-looking statements. Although the Company's management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties which could cause the Company's future results to differ materially from those anticipated, including: (i) the Company's history of ongoing operating losses; (ii) the overall marketplace and clients' usage of EMC Packaging's, Unifide Industries' and Pitt Penn's products, including demand therefore, the impact of competitive technologies, products and pricing, particularly given the substantially larger size and scale of certain competitors and potential competitors, control of expenses, and revenue generation by the acquisition of new customers; (iii) the consequent results of operations given the aforementioned factors; and (iv) the requirement for the Company to raise additional working capital to fund operations and the availability and terms of any such funding to the Company. Without any such funding, the Company believes it may be forced to curtail operations, and if no alternative to financing, such as an additional merger or acquisition, is consummated, the Company may not continue as a going concern. Other risks are detailed from time to time in the Company's 2005 Annual Report on Form 10-K, as amended, its Quarterly Reports on Form 10-QSB, and in its other Securities and Exchange Commission reports and statements. The Company assumes no obligation to update any of the information contained or referenced in this press release.

Contact:
For Industrial Enterprises of America, Inc.
Investors & Public Relations:
David Zazoff
(212) 505-5976
PressReleases@Za-Consulting.net